(r) William P. Greubel, President & CEO Mark R. Holden, Senior Vice President & CFO Deutsche Bank Global Transportation Conference - February 11 & 12, 2004

This presentation will contain certain forward-looking statements, as defined by the Private Securities Litigation Reform Act of 1995. These forward-looking statements are, however, subject to certain risks and uncertainties that could cause actual results to differ materially from those implied by the forward-looking statements. Without limitation, these risks and uncertainties include increased competition, reliance on certain customers and corporate partnerships, shortages and costs of raw materials, dependence on industry trends, access to capital, acceptance of new technology and products, and government regulation. Listeners should review and consider the various disclosures made by the Company in this presentation, and in its reports to its stockholders and periodic reports on Forms 10-K and 10-Q. We can give not assurance that the expectations reflected in our forward-looking statements will prove to be correct. Our actual results could differ materially from those anticipated in these forward-looking statements. All written and oral forward looking statements attributable to us are expressly qualified in their entirety by the factors we disclose that could cause our actual results to differ materially from our expectations. Forward-Looking Statements

Founded as a start-up in 1985 Rapid growth throughout 1990's - revenue focused Leading industry position since 1994 Dedicated union-free workforce ~50,000 trailer annual production (2004 estimate) vs. ~70,000 peak (1999) Historic industry downturn was a catalyst for change Successful financial and operational turnaround completed Company Overview

Accelerating Industry Recovery Dominant Core Customers Leading Product Offering Middle Market Initiative Continued Operational Excellence Solid Financial Footing Positioned for Significant Earnings Growth

Accelerating Industry Recovery

1985 1986 1987 1988 1989 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004E 2005E 2006E Total Trailers 179000 173000 164000 161000 161000 147677 120156 162881 185304 233189 279242 202952 235517 285230 318788 275223 140100 139658 184000 240000 278000 278000 Positive Industry Momentum Units Data Source: ACT Research Co., LLC: Copyright 2003 U.S. Trailer Industry Shipments 200,000 - 225,000 units considered normalized build ACT 2004 forecast: 247,000 WNC Increasing 2004 forecast: 225,000-230,000 units

Industry Dynamics Trending Positive '93 '94 '95 '96 '97 '98 '99 '00 '01 '02 25 30 35 40 45 50 55 Months Average Age of Truckload Carrier Trailer Fleet Data Source: ACT Research Co., LLC: Copyright 2003 Many fleets have deferred new trailer purchases during the past 3 years Pent up replacement demand expected to materialize

Net Orders Accelerating Units Units Source: ACT Research Co., LLC: Copyright 203 and Company Data

Momentum Continues Into 2004 Branches Dealers Factory Direct Total 2004 Goal 4700 13800 32221 50721 2004 Attainment 1443 9023 16003 26459 2004 Booked Business as of 1/30/2004 52% Attainment of 2004 Goal Units

Developments Impacting Future Trailer Demand Industry WNC Development Impact Impact 1) 2007 Emission Standards Potential pre-buy effect Short Term (2004, 2005, mid-2006) Mid-Term (late 2006 & 2007) 2) Technology Improved trailer utilization Lower trailer-to-tractor ratios DuraPlate - extended trailer lives 3) Federal Hours-of-Service Rules Effective 1/4/04 Productivity loss estimated "Biggest Impact Since Deregulation" - 10/30/03 large TL carrier 4) Business Cycle 19 (+) (+) (-) (-) (-) Neutral (+) (+) (+) (+)

Dominant Core Customers

2002 Domestic Transportation Markets Source: Cass Logistics 2002 State of Logistics Report $580 Billion Total Freight Revenue $481 Billion Truck Segment of Freight Market Trucking dominates the domestic transportation market Wabash's focus has historically been on the Mega-Carriers 23

1st Qtr 2nd Qtr 3rd Qtr 4th Qtr Other 0.8 27.4 90 20.4 Top Ten Carriers 0.2 Consolidation Trend Continues 1st Qtr 2nd Qtr 3rd Qtr 4th Qtr Other 0.89 27.4 90 20.4 Top Ten Carriers 0.11 1st Qtr 2nd Qtr 3rd Qtr 4th Qtr Other 0.99 27.4 90 20.4 Top Ten Carriers 0.01 Other - 99% Top-10 Carriers - 1% 1980 2000 Other - 89% Top-10 Carriers - 11% Source: Eno Transportation Foundation & Company Estimates Our large, sophisticated core customers are driving consolidation 2010 Other - 80% Top-10 Carriers - 20%

Dominant Core Customers

Leading Product Offering

1997 1998 1999 2000 2001 2002 2003 Annual Capacity East 7288 17983 36649 36755 24782 27275 30260 60000 West 15.1 29.5 52.5 55.5 78.2 78.6 78.4 Leading Product Offering - DuraPlate(r) DuraPlate Volume % of Total Units Excellent product acceptance Reduced Total Cost of Ownership (TCO) Increased durability Enhanced trade in values

Middle Market Initiative

Middle Market Overview 'Mid-Market' Definition WNC has defined 'Mid-Market' as Carriers with 250 - 5,000 trailers in their fleet, excluding the Top 50 Mega-Carriers Approximately 1,250 Fleets Owns approximately 60% of the total dry freight and refrigerated trailers in operation Represents a trailer population of approximately 900,000 trailers Source: Company Data Top 50 "Mega-Carriers" Mid-Market Fleets Small Fleets East 0.23 0.35 0.42 Total Dry Van & Reefer Trailer Population

U.S. Trailer Market by Type Dry Van Segment U.S. Trailer Market 2.8 million trailers Source: ACT & Company Estimates 1.7 million trailers

Sample of Early Success MSPhotoEd.3 MSPhotoEd.3

Diversified Customer Mix 2002 2003 2004 Goal Core Customers 21844 18961 17371 All Others 13284 19765 33350 Total Units 35128 38726 50721 100% 100% 100% 38% 51% 66% 62% 49% 34% Units Generally, more favorable pricing environment outside of core customers

Operational Excellence

Operational Turnaround Safety Quality Capacity Productivity Standardization Branch Optimization Safety 400% Improvement in TRIR since June of 2002 Sixth consecutive quarter-over-quarter safety-metrics improvement 6,500 fewer days away from work due to injury in 2003 than in 2002 Workers compensation insurance expected to drop significantly in 2005 Quality First pass yield improved from 20% to 88% during 2003 On Time Delivery (OTD) improved from 75% in 2002 to 99.2% in 2003 OTD reached 100% in 3Q03 and has maintained that level 34% decline in warranty costs since 2002 is expected during 2004

Operational Turnaround Safety Quality Capacity Productivity Standardization Branch Optimization Capacity Added $200 million of capacity with 300 additional associates Available capacity to produce over 75,000 units annually on a five day work week 23% greater volume/day with 1,200 fewer associates Productivity 50% productivity improvement since June 2002 WIP reduced from $14mm to $4mm during 2003 Raw material turns improved from approximately 5 turns in 2002 to over 20 in 2003

Operational Turnaround Safety Quality Capacity Productivity Standardization Branch Optimization Standardization Production has been substantially streamlined Significant reduction in the number of options More opportunities remain, $3-$5 million in 2004 Branch Optimization 13 branch locations closed in 2003 $5 million annual cost reductions, focus on branch level profitability Enhancement of service breadth to national and regional fleets Addition of WNC Independent Service Centers Much more work to do

Financial Review

$125 Million 3.25% Convertible Bond issuance in 3Q03 $80 Million of Non-Core asset divestitures in 3Q03 and 4Q03 $222 Million 3 year Bank Deal at Libor + 275 in 3Q03 Forced Conversion of $17 million of Preferred Stock into 852,000 shares of common stock in 4Q03 Solid Financial Footing

Debt Reduction 2001 2002 2003 2004* Off Balance Sheet Debt 94 20 12 7.3 Bank Debt & Other 347 347 102 50 Convertible Bonds 0 0 125 125 $367 $441 $239 $182 *Company Estimates $ in millions 59% Reduction in Debt

Significantly Reduced Interest Expense Interest Expense Blended Interest Rate 2001 2002 2003 2004* 21.292 30.873 30.308 10.566 2001 2002 2003 2004* East 0.064 0.097 0.077 0.04 *Street Estimates $ in millions

Earnings Growth Catalysts Income Statement Sales Gross Margin S,G&A Interest Expense Catalysts Improving Cycle Share Gain/Mid-Market HOS Pricing Continuous Improvement - Labor Continuous Improvement - Material Absorption/Incremental Contribution Retail Process Simplification Fees & Services Interest Rate Reduction Debt Reduction

Truckload Rates vs. Duraplate Pricing Pricing Opportunities ? Source: Wall Street Estimates Our house is in order 2% price increase on a $17,000 trailer equates to $2/month in depreciation Must earn reasonable returns to remain viable enterprise

Significant Operating Leverage 1999 2000 2001 2002 2003 2004* Units 69952 63996 36700 34400 41000 50000% 0.091 0.087 0.049 0.086 0.115 Units *Street Estimates 26% Improvement Over Peak Margins on 40% Less Volume Gross Profit

Summary

Numbers Must Be Achieved - No Excuses! Industry Cycle Dynamics Structural Margin Improvement Grow Earnings Operational Excellence & Financial Strength We Control Our Destiny